                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 24, 2004

                            CENTURY ALUMINUM COMPANY
             (Exact name of registrant as specified in its charter)

            DELAWARE                       0-27918              13-3070826
 (State or other jurisdiction of   (Commission File Number)    (IRS Employer
         Incorporation)                                      Identification No.)

            2511 GARDEN ROAD
         BUILDING A, SUITE 200
          MONTEREY, CALIFORNIA                                    93940
(Address of principal executive offices)                        (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         The following exhibits are furnished with this report on Form 8-K:

Exhibit Number                          Description
--------------                          -----------
    99.1                  Earnings Release, dated February 24, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 24, 2004, Century Aluminum Company (the "Company") issued an earnings release announcing its results of operations for the quarter ended December 31, 2003. A copy of the Company's earnings release is attached hereto as Exhibit 99.1.

         The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CENTURY ALUMINUM COMPANY

   Date: February 25, 2004            By:       /s/ Gerald J. Kitchen
                                         ---------------------------------------
                                          Name:  Gerald J. Kitchen
                                          Title: Executive Vice President,
                                                 General Counsel, Chief
                                                 Administrative Officer and
                                                 Secretary

                                  EXHIBIT INDEX

Exhibit Number                          Description
--------------                          -----------
    99.1                  Earnings Release, dated February 24, 2004